U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  June 2, 2009

                         TAITRON COMPONENTS INCORPORATED
             (Exact name of registrant as specified in its charter)

         California                      0-25844                 95-4249240
      (State or other                   (Commission           (I.R.S. Employer
jurisdiction of incorporation)         File Number)          Identification No.)

             28040 WEST HARRISON PARKWAY, VALENCIA, CALIFORNIA 91355
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (661) 257-6060

                                      NONE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure

      On June 2, 2009, the Company issued a press release announcing that its Board of Directors declared an annual cash dividend of $0.05 per share of Class A Common Stock and Class B Common Stock, payable on June 22, 2009, to shareholders of record at the close of business on June 15, 2009.

ITEM 9.01 Financial Statements and Exhibits

      (d)   Exhibits

            99.1  Press release of the Registrant, dated June 2, 2009.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      TAITRON COMPONENTS INCORPORATED

Dated:  June 2, 2009                      By:   /s/ David Vanderhorst
                                             ---------------------------
                                                David Vanderhorst
                                                Chief Financial Officer

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